UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN ORIENTAL BIOENGINEERING, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMERICAN ORIENTAL BIOENGINEERING, INC.

PROXY FOR ANNUAL MEETING

TO BE HELD ON DECEMBER 3, 2007

The undersigned stockholder of American Oriental Bioengineering, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Liu, Yanchun Li, Jun Min and Binsheng Li, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of the Company to be held at 8:00 PM**,** Beijing Standard Time (local time) at B02 12F Anlian Plaza 4018 Jintian Road Futian District, Shenzhen, 518026 People's Republic of China on December 3, 2007, which is the equivalent to 7:00 AM US Eastern Standard Time on December 3, 2007 or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote "FOR" each proposal.

1.

Elect nine (9) Directors

1. Tony Liu	**2. Jun Min**	**3. Yanchun Li**
4. Binsheng Li	**5. Cosimo J. Patti**	**6. Xianmin Wang**
7. Eileen Bridget Brody	**8. Lawrence S. Wizel**	**9. Baiqing Zhang**

☐ FOR all nominees listed above (except those whose names or numbers have been written on the line below).

____

☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2. **Proposal to ratify the appointment of Weinberg & Company, P.A. as the Company's independent auditors.**

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. **To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.**

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: ____________, 2007 ______________________________

____

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

NY677652.1
207785-10004

27

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 12/3/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

10K, NPS / LTR

To view this material, have the 12-digit Control #,(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 11/13/07.

To request material: Internet: www.investorEconnect.com Telephone 1-800-579-1639 **Email: sendmaterial@investorEconnect.com

* If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

AMERICAN ORIENTAL BIOENGINEERING, INC.

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet. go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern

Time the day before the cut-off date or meeting date.

Have your notice in hand when you access the web site

BROADRIDGE and follow the instructions.

FINANCIAL SOLUTIONS, INC.

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

Z44290-- 01S

1

1

1R1A0B1OF 4

The Annual Meeting for holders as of 10/5/07 is to be held on 12/3/07 at 7:00 a.m. EST at: NO. 4018 Jintian Road

Anlian Plaza, 12F Suite B02

Futian District, Shenzhen, 518026

People’s Republic of China

For meeting directions, please call:

212-786-7566

Z44290-01S

2

3

20F 4

R1A0B2

Voting items

The Board of Directors of recommends that you vote “FOR”

each proposal.

1. Elect nine (9) Directors

01) Tony Liu

02) Jun Min

03) Yanchun Li

04) Binsheng Li

05) Cosimo J. Patti

2. Proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors.

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

0000 0000 0110

BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

23,456,789,012.00000

028731A99

Z44290- 01s

1

2

3 OF 4

06) Xianmin Wang

07) Eileen Bridget Brody

08) Lawrence S. Wizel

09) Baiqing Zhang

R1A0B3

02

Z44290-01S

2

4

4 OF 4

R1A0B4

AMERICAN ORIENTAL BIOENGINEERING, INC.

PROXY FOR ANNUAL MEETING

TO BE HELD ON DECEMBER 3, 2007

The undersigned stockholder of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Liu, Yanchun Li, Jun Min and Binsheng Li, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of the Company to be held on December 3, 2007, 8:00 p.m. local time (December 3, 2007, 7:00 a.m. Eastern time), at NO. 4018 Jintian Road, Anlian Plaza, 12F Suite B02, Futian District, Shenzhen, 518026, People’s Republic of China, or at any adjournment or postponement thereof, and to vote, as designated on the reverse side, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

VOTE BY INTERNET. www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting Instruction form.

BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEW00D, NY

11717

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER

COMMUNICATIONS

If you would like to reduce the costs incurred by American Oriental Bioengineering. Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted,

indicate that you agree to receive or access shareholder communications electronically in future years.

20f2 36 48

VOTE BY MAIL

Mark, sign and date your proxy card and return It In the postage-paid envelope we have provided or return it to American Oriental Bioengineering, Inc., do Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Vote On Directors

01) Tony Liu

02) Jun Min

03) Yanchun Li

04) Binsheng Li

05) Cosimo J. Patti

Vote On Proposal

06) Xianmin Wang

07) Eileen Bridget Brody

08) Lawrence S. Wizel

09) Baiqing Zhang

02 0000000000

For Withhold For All

All All Except

2. Proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors.

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE DATE AND SIGN BELOW exactly as name appears above, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

123,456,789,012

028731107

48

AMERICAN ORIENTAL BIOENGINEERING INC.

INVESTOR RELATIONS

90 PARK AVENUE, 17TH FLOOR

NEW YORK, NY 10016

0000 0000 0000

NAME

AMERICAN

ORIENTAL

123,456,789,012.12345

AMERICAN

ORIENTAL

123,456,789,012.12345

AMERICAN

ORIENTAL

123,456,789,012.12345

AMERICAN

ORIENTAL

123,456,789, 012.12345

AMERICAN

ORIENTAL

123,456,789,012.12345

AMERICAN

ORIENTAL

123,456,789,012.12345

AMERICAN

ORIENTAL

123,456,789,012.12345

AMERICAN

ORIENTAL

123,456,789,012.12345

PAGE

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AMERICAN ORIENTAL BIOENGINEERING, INC.

The Board of Directors recommends that you vote “FOR” each proposal.

TO VOTE. MARK BLOCKS BELOW IN BLUE OR BACK INK AS FOLLOWS: AMOBO1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

1. Elect nine (9) Directors

214958286016

To withhold authority to vote for any individual nominee(s), mark A Except and “For write the number(s) of the nominee(s) on the line below.

For Against Abstain

Signature [PLEASE SIGN WITHIN BOX]

Z44290

Date Signature (Join Owners)

Date